UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 6, 2007

ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-52006	98-0221142
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification #)

Plaza America Tower I
11700 Plaza America Drive, Suite 1010
Reston, Virginia	20190
(Address of Principal Executive Offices)	(Zip Code)

(703) 964-1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events

On August 6, 2007, we filed a request with the U.S. Federal Communications Commission (“FCC”) to extend for a short period the remaining two milestone dates outlined in our authorization for the construction, launch and operation of our ICO G1 satellite. The brief extension is needed to accommodate a six-week postponement by our launch provider, Lockheed Martin Commercial Launch Services (“LMCLS”).  LMCLS’ subcontractor, United Launch Alliance, LLC, has revised its launch manifest because of delays caused by the recently reported minor launch anomaly investigation and attendant resolution, coupled with unforeseen spacecraft processing issues that caused delays to the Atlas launches earlier in 2007.  We have requested from the FCC that the milestones for  launch of our satellite be extended until January 15, 2008 (rather than the current milestone date of November 30, 2007), and that certification that the mobile satellite services system is in operation be extended until February 15, 2008 (rather than December 31, 2007).

Item 9.01               Financial Statements and Exhibits.

                (d) Exhibits.

Exhibit No.	Description

99.1	Press release dated August 6, 2007.

99.2	FCC filing dated August 6, 2007 requesting milestone extension.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED (Registrant)

	By:	/s/ J. Timothy Bryan
August 6, 2007		J. Timothy Bryan
Chief Executive Officer

EXHIBITS

Exhibit	Description of Exhibit

99.1	Press release dated August 6, 2007.
99.2	FCC filing dated August 6, 2007 requesting milestone extension.